UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2004

                            CAPITAL CORP OF THE WEST
               (Exact Name of Registrant as Specified in Charter)

        California                     0-27384                   77-0147763
(State or Other Jurisdiction       (Commission File            (IRS Employer
     of Incorporation)                 Number)              Identification No.)

                 550 West Main Street, Merced, California 95340
               (Address of Principal Executive Offices) (Zip Code)

                                 (209) 725-2200
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departures of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers

On December 24, 2004, the Chief Lending Officer of the Company, Mr. James Sherman, informally announced his intension to retire in mid-2005. The Company has retained the services of a professional recruitment firm to assist the Company with Mr. Sherman's replacement and scheduled transition.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Capital Corp of the West
                                         ------------------------
                                               (Registrant)


Dated: December 29, 2004                 By /s/ David A. Curtis
------------------------                    -------------------
                                            David A. Curtis
                                            Vice President and Controller